ALLIANCE TECHNOLOGY FUND

ANNUAL REPORT
NOVEMBER 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

January 25, 1999

Dear Shareholder:

We are pleased to provide an update of the Alliance Technology Fund's performance and investment activity for the annual reporting period ended November 30, 1998.

INVESTMENT RESULTS
As you can see from the following table, Alliance Technology Fund has outperformed the broad U.S. stock market, as measured by the Standard & Poor's 500 Stock Index (S&P 500) for the twelve months ended November 30, 1998. However, for the same period your Fund underperformed the overall technology sector, as measured by the Pacific Stock Exchange (PSE) High Technology Index, as did its peer group of funds, as represented by the Lipper Science and Technology Fund Index (Lipper Index).

1998 was a year of high volatility and uncertainty. In the last twelve months, the market has experienced a dramatic correction only to see an even stronger rally which has continued into 1999. As such, your Fund's calendar 1998 results are worth highlighting.

Alliance Technology Fund's consistent style of focusing on quality and long-term fundamentals has been rewarded during this unique time by preserving capital while still being positioned to participate fully in the market's recent recovery. For the twelve months ending December 31, 1998, Alliance Technology Fund's Class A Shares have appreciated 63.14%. This performance compares quite favorably to the returns of the S&P 500, the PSE High Technology Index and the Lipper Index, which appreciated 28.74%, 54.6% and 46.9%, respectively, for the same period.


INVESTMENT RESULTS*
Periods Ended November 30, 1998
                                                 TOTAL RETURNS
                                             6 MONTHS      12 MONTHS
                                            ----------     ----------
ALLIANCE TECHNOLOGY FUND
  Class A                                     13.46%         27.36%
  Class B                                     13.03%         26.44%
  Class C                                     13.03%         26.44%

S&P 500                                        7.48%         23.68%

PSE HIGH TECHNOLOGY INDEX                     19.51%         30.78%

LIPPER SCIENCE AND TECHNOLOGY FUND INDEX      13.98%         20.55%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF NOVEMBER 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES. THE PSE HIGH TECH INDEX IS A PRICE-WEIGHTED, BROAD-BASED INDEX, REPRESENTING 100 LISTED AND OVER-THE-COUNTER U.S. STOCKS DESIGNED TO MIRROR THE U.S. TECHNOLOGY SECTOR. THE PSE HIGH TECHNOLOGY INDEX IS DESIGNED TO REPRESENT THE ENTIRE U.S. TECHNOLOGY AND SCIENCE SECTOR, INCLUDING SUCH INDUSTRY GROUPS AS COMPUTER SOFTWARE PRODUCTS, INFORMATION PROCESSING SERVICES, MEDICAL TECHNOLOGY, BIOTECHNOLOGY, AMONG OTHERS. THE LIPPER SCIENCE AND TECHNOLOGY FUND INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE LARGEST QUALIFYING FUNDS THAT HAVE A SCIENCE AND TECHNOLOGY INVESTMENT OBJECTIVE (ACCORDING TO LIPPER, THIS INVESTMENT OBJECTIVE INCLUDES THOSE FUNDS THAT INVEST AT LEAST 65% OF THEIR EQUITY PORTFOLIOS IN SCIENCE AND TECHNOLOGY STOCKS). THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. FOR THE SIX- AND 12-MONTH PERIODS ENDED NOVEMBER 30, 1998, THE LIPPER INDEX CONSISTED OF 81 AND 70 FUNDS, RESPECTIVELY. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


INVESTMENT DISCUSSION
We have commented in the past about how technology product cycles keep getting shorter, that they are measured in months now rather than years. Lately, it seems


1


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

the same thing is happening with investor perceptions about technology--sharp emotional shifts in short periods of time. In the last two quarters, for example, we have gone from unbridled enthusiasm to rampant pessimism back to jubilation. If people are not worried about the Y2K issue, problems in Asia, the government's case vs. Microsoft or the decline in PC prices, they are enthusiastic about the strong earnings shown in the recent third quarter, recovery in Asia, a seasonally strong finish to 1998 or the excitement (mania?) surrounding Internet stocks.

These rapid changes in perception make portfolio management more difficult. It is always tempting to join the crowd and rush into a stock going up every day or panic out of one doing the reverse. The brokerage community reinforces the importance of these short-term swings in their effort to maximize trade commissions. We have long felt, however, that too much emphasis on short-term issues and the high portfolio turnover, which is part of that approach, often leads to a "churn and burn" experience--high transaction costs, more capital gains taxes and too much emphasis on tactical rather than strategic considerations.

It is possible that some of this trading myopia may have become a permanent part of the investment scene, at least with respect to technology stocks. Many people are chasing these stocks without an understanding of their underlying business and they show a readiness to unload positions at the slightest sign of weakness. More involvement with tech stocks amongst the retail community partly explains this instability. The non professional investor now has access, through the Internet, to quotes, charts, press releases, conference calls, chat rooms and even Wall Street analysis. Momentum is the buzzword of this new kind of investor, electronic day trading is the style and myopic group-think is the result.

The extraordinary run-up in Internet stocks is the best example of this phenomenon. This worldwide network, allowing consumers and businesses to connect to almost anyone or anything, marks a new era in technology and it has profound implications. The secular growth opportunity for dozens of new companies in this area is clear. Nevertheless, too much of the activity in Internet stocks is amongst retail day traders who seem to believe that the higher a stock goes, the more attractive it becomes.

Some of the Fund's strong performance this year has come from its exposure to several names in this Internet space and we hope to capitalize further on the secular business opportunity which lies ahead in this new "dot com" era. Shorter term, however, we are somewhat concerned about an old fashioned issue called valuation--some Internet stocks seem ahead of themselves and we are cautiously waiting for better opportunities than exist today to further build our positions in this exciting new wave of technology.

Finally, we wish to thank everyone again for their involvement in the Alliance Technology Fund. The road ahead seems as exciting as ever and we are confident that our disciplined approach will continue to serve our shareholders well.

Sincerely,


John D. Carifa
President and Chairman


Peter Anastos
Portfolio Manager


Gerald T. Malone
Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

Alliance Technology Fund is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1998
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      27.36%         21.94%
Five Years                    26.63%         25.54%
Ten Years                     22.77%         22.24%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      26.44%         22.44%
Five Years                    25.76%         25.76%
Since Inception*              26.88%         26.88%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      26.44%         25.44%
Five Years                    25.75%         25.75%
Since Inception*              26.88%         26.88%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1998)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                        -6.70%         -7.08%         -4.23%
5 Years                       21.94%         22.16%         22.15%
10 Years                      19.20%           n/a            n/a


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/3/93 Class B and Class C.

n/a: not applicable.


3


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT
11/30/88 TO 11/30/98

$75,000
$64,000
$53,000
$42,000
$31,000
$20,000
$10,000
$9,000

11/30/88   11/30/89   11/30/90   11/30/91   11/30/92   11/30/93   11/30/94
   11/30/95   11/30/96   11/30/97   11/30/98

ALLIANCE TECHNOLOGY FUND CLASS A: $74,480
PSE HIGH TECH INDEX: $73,302
S&P 500: $55,667


This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares (from 11/30/88 to 11/30/98) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index (S&P 500) includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Pacific Stock Exchange (PSE) High Tech Index measures the performance of technology stocks traded on the Pacific Stock Exchange.

When comparing Alliance Technology Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

Alliance Technology Fund
S&P 500
PSE High Tech Index


4


TEN LARGEST HOLDINGS
NOVEMBER 30, 1998                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                             VALUE         NET ASSETS
-------------------------------------------------------------------------------
Cisco Systems, Inc.                           $  173,437,875         6.2%
America Online, Inc.                             158,523,150         5.6
Dell Computer Corp. (a)                          158,237,675         5.6
Compaq Computer Corp.                            125,125,000         4.5
HBO & Co.                                        115,166,362         4.1
Network Associates, Inc.                         111,670,625         4.0
Solectron Corp.                                  110,136,000         3.9
Sanmina Holdings Corp.                           108,175,316         3.8
Intuit, Inc.                                      95,534,262         3.4
Intel Corp.                                       93,418,500         3.3
                                              $1,249,424,765        44.4%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1998
_______________________________________________________________________________

                                                         SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                           BOUGHT      11/30/98
-------------------------------------------------------------------------------
3Com Corp.                                       1,135,000     1,135,000
America Online, Inc.                             1,810,400     1,810,400
Ceridian Corp.                                     777,000       777,000
Galileo International, Inc.                        692,000     1,319,600
HBO & Co.                                        3,344,800     4,618,200
Ingram Micro, Inc. Cl.A                            498,100     1,624,700
Microsoft Corp.                                    160,000       640,000
Network Associates, Inc.                         1,009,500     2,195,000
Texas Instruments, Inc.                            342,600       931,000
Uniphase Corp.                                     895,300       895,300

                                                                HOLDINGS
SALES                                                 SOLD      11/30/98
-------------------------------------------------------------------------------
Alcathel Alsthom Maroc (ADR)                     1,260,000            -0-
Ascend Communications, Inc.                      1,734,000            -0-
Bay Networks, Inc.                               1,391,400            -0-
Cadence Design Systems, Inc.                     1,113,800            -0-
CIENA Corp.                                        500,000            -0-
First Data Corp.                                 2,000,300            -0-
Fore Systems, Inc.                               1,704,400     1,389,700
Nokia Corp. (ADR)                                  422,000       881,000
PeopleSoft, Inc.                                   936,700            -0-
Tellabs, Inc.                                    1,274,000            -0-


(a)  Adjusted for market value of call options written.

*    Adjusted for stock splits.


5


PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                         SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-91.5%
TECHNOLOGY-89.3%
COMMUNICATION EQUIPMENT-4.8%
Nokia Corp. (ADR) (a)                           881,000     $ 86,338,000
Uniphase Corp. (b)                              895,300       48,514,069
                                                             ------------
                                                             134,852,069

COMPUTER HARDWARE-10.8%
Apex PC Solutions, Inc. (b)                     840,900       21,758,287
Compaq Computer Corp.                         3,850,000      125,125,000
Dell Computer Corp. (b) (c)                   2,603,600      158,331,425
                                                             ------------
                                                             305,214,712

COMPUTER PERIPHERALS-2.4%
Lexmark International Group, Inc. Cl.A (b)      885,200       67,607,150

COMPUTER SERVICES-13.3%
Ceridian Corp. (b)                              777,000       50,553,562
Computer Sciences Corp.                       1,260,200       71,988,925
DST Systems, Inc. (b)                         1,125,800       60,933,925
Fiserv, Inc. (b)                              1,175,050       51,922,522
Galileo International, Inc.                   1,319,600       52,784,000
Gartner Group, Inc. Cl.A (b)                  1,181,600       25,552,100
Renaissance Worldwide, Inc. (b)                 827,200        5,893,800
SunGard Data Systems, Inc. (b)                1,748,600       55,955,200
                                                             ------------
                                                             375,584,034

COMPUTER SOFTWARE-15.6%
Actuate Software Corp. (b)                       33,500          305,688
BEA Systems, Inc. (b)                           425,000        5,100,000
HBO & Co.                                     4,618,200      115,166,362
Health Management Systems, Inc. (b)             793,700        5,456,688
I2 Technologies, Inc. (b)                       278,800        6,900,300
Interplay Entertainment Corp.(b)                923,100        1,875,047
Intuit, Inc. (b)                              1,650,700       95,534,262
J.D. Edwards & Co. (b)                          347,400       12,072,150
Microsoft Corp. (b)                             640,000       78,080,000
Network Associates, Inc. (b)                  2,195,000      111,670,625
Rational Software Corp. (b)                     340,000        7,713,750
                                                             ------------
                                                             439,874,872

NETWORKING SOFTWARE-14.1%
3Com Corp. (b)                                1,135,000       43,910,312
America Online, Inc.                          1,810,400      158,523,150
Cisco Systems, Inc. (b)                       2,301,000      173,437,875
Fore Systems, Inc. (b)                        1,389,700       21,019,213
                                                             ------------
                                                             396,890,550

SEMI-CONDUCTOR CAPITAL EQUIPMENT-4.2%
Amkor Technology, Inc. (b)                    1,964,000       12,397,750
Applied Materials, Inc. (b)                     948,130       36,740,038
KLA-Tencor Corp. (b)                          1,116,100       38,017,156
Teradyne, Inc. (b)                              977,300       31,334,681
                                                             ------------
                                                             118,489,625

SEMI-CONDUCTOR COMPONENTS-12.5%
Altera Corp. (b)                              1,727,000       84,730,937
Intel Corp.                                     868,000       93,418,500
PMC-Sierra, Inc. (b)                            876,500       47,221,438
Texas Instruments, Inc.                         931,000       71,105,125
Xilinx, Inc. (b)                              1,074,000       54,505,500
                                                             ------------
                                                             350,981,500

MISCELLANEOUS-11.6%
Ingram Micro, Inc. Cl.A (b)                   1,624,700       69,049,750
Sanmina Corp. (b)                             2,171,650      108,175,316


6



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
Solectron Corp. (b)                           1,664,000   $  110,136,000
Tech Data Corp. (b)                             979,000       39,404,750
                                                           --------------
                                                             326,765,816

UTILITIES-1.8%
TELEPHONE UTILITY-1.8%
MCI WorldCom, Inc. (b)                          867,850       51,203,150

CONSUMER SERVICES-0.4%
MISCELLANEOUS-0.4%
Equifax, Inc.                                   267,000       11,080,500
Total Common Stocks
  (cost $1,642,453,471)                                    2,578,543,978

PRIVATE PLACEMENT-0.0%
Interactive Light Holdings,
  Inc. 8.00%, 2/07/99 (d)
  (cost $500,000)                              $    500          500,000

SHORT-TERM INVESTMENTS-9.3%
COMMERCIAL PAPER-9.3%
American Express Co.
  4.90%, 12/15/98                                30,000       29,942,833
Ford Motor Credit Corp.
  4.88%, 12/02/98                                24,100       24,096,733
  4.92%, 12/11/98                                24,000       23,967,200
  5.10%, 12/01/98                                34,700       34,700,000


                                           CONTRACTS (E) OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
General Electric Capital Corp.
  4.85%, 12/07/98                              $ 59,700   $   59,651,743
Prudential Funding
  4.78%, 12/04/98                                50,000       49,980,083
  4.90%, 12/09/98                                26,100       26,071,580
  5.10%, 12/01/98                                13,400       13,400,000
Total Short-Term Investments
  (cost $261,810,172)                                        261,810,172

TOTAL INVESTMENTS-100.8%
  (cost $1,904,763,643)                                    2,840,854,150

OUTSTANDING CALL OPTIONS WRITTEN-0.0%
Dell Computer Corp.
expiring December 1998 @ $70.00
  (premiums received $670,477)                   (1,500)         (93,750)

TOTAL INVESTMENTS NET OF OUTSTANDING
  CALL OPTIONS WRITTEN -100.8%
  (cost $1,904,093,166)                                    2,840,760,400
Other assets less liabilities-(0.8%)                         (23,931,716)

NET ASSETS-100%                                           $2,816,828,684


(a)  Country of origin--Finland.

(b)  Non-income producing security.

(c) Security on which options are written (shares subject to call have an aggregate market value of $9,121,875).

(d)  Illiquid security, valued at fair value (see Notes A & F).

(e)  One contract relates to 100 shares.

     Glossary:
     ADR - American Depositary Receipt.

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,904,763,643)      $2,840,854,150
  Cash                                                                  297,398
  Receivable for capital stock sold                                  14,787,674
  Receivable for investment securities sold                           1,104,963
  Interest and dividends receivable                                     323,523
  Total assets                                                    2,857,367,708

LIABILITIES
  Outstanding call options written, at value
    (premium received $670,477)                                          93,750
  Payable for capital stock redeemed                                 31,552,675
  Advisory fee payable                                                7,042,072
  Distribution fee payable                                              451,344
  Accrued expenses and other liabilities                              1,399,183
  Total liabilities                                                  40,539,024

NET ASSETS                                                       $2,816,828,684

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      421,538
  Additional paid-in capital                                      1,664,445,613
  Accumulated net realized gain on investment transactions          215,294,299
  Net unrealized appreciation of investments
    and options written                                             936,667,234
                                                                 $2,816,828,684

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($824,635,770 / 12,021,759 shares of capital stock
    issued and outstanding)                                              $68.60
  Sales charge--4.25% of public offering price                             3.04
  Maximum offering price                                                 $71.64

  CLASS B SHARES
  Net asset value and offering price per share
    ($1,490,578,099 / 22,669,099 shares of capital stock
    issued and outstanding)                                              $65.75

  CLASS C SHARES
  Net asset value and offering price per share
    ($271,320,384 / 4,127,242 shares of capital stock
    issued and outstanding)                                              $65.74

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($230,294,431 / 3,335,647 shares of capital stock
    issued and outstanding)                                              $69.04


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998                           ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $ 9,210,748
  Dividends (net of foreign taxes withheld
    of $210,455)                                    2,889,745     $ 12,100,493

EXPENSES
  Advisory fee                                     24,166,681
  Distribution fee - Class A                        2,133,012
  Distribution fee - Class B                       12,466,009
  Distribution fee - Class C                        2,200,065
  Transfer agency                                   6,242,631
  Printing                                          1,052,902
  Custodian                                           269,935
  Registration                                        185,697
  Taxes                                               179,175
  Audit and legal                                     128,813
  Administrative                                      121,000
  Directors' fees                                     116,000
  Miscellaneous                                       130,646
  Total expenses                                   49,392,566
  Less: expense offset arrangement (see Note B)      (380,030)
  Net expenses                                                      49,012,536
  Net investment loss                                              (36,912,043)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                     222,974,632
  Net realized loss on written option transactions                    (116,057)
  Net change in unrealized appreciation of:
    Investments                                                    400,681,474
    Written options                                                    576,727
  Net gain on investments                                          624,116,776

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $587,204,733


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 NOVEMBER 30,     NOVEMBER 30,
                                                     1998            1997
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $  (36,912,043)  $  (23,986,074)
  Net realized gain on investments and
    written option transactions                   222,858,575       14,764,297
  Net change in unrealized appreciation
    of investments and options                    401,258,201      133,346,847
  Net increase in net assets from operations      587,204,733      124,125,070

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                        (6,722,769)      (4,879,329)
    Class B                                       (11,607,315)      (5,671,805)
    Class C                                        (2,036,454)        (916,491)
    Advisor Class                                  (1,788,297)          (4,489)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    222,313,081      551,976,958
  Total increase                                  787,362,979      664,629,914

NET ASSETS
  Beginning of year                             2,029,465,705    1,364,835,791
  End of year                                  $2,816,828,684   $2,029,465,705


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $121,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $3,983,058 for the year ended November 30, 1998.

In addition, for the year ended November 30, 1998, the Fund's expenses were reduced by $380,030 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $288,114 from the sales of Class A shares and $44,368, $2,709,296 and $122,105 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1998.

Brokerage commissions paid on investment transactions for the year ended November 30, 1998 amounted to $1,999,318 of which $4,800 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $36,599,949 and $2,027,794 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,566,851,672 and $1,464,543,659, respectively, for the year ended November 30, 1998. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 1998.


12



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

At November 30, 1998, the cost of investments for federal income tax purposes was $1,908,057,093. Accordingly, gross unrealized appreciation of investments was $971,345,573 and gross unrealized depreciation of investments was $38,548,516 resulting in net unrealized appreciation of $932,797,057.

OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes call options listed on national securities exchanges and purchases listed put options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the year ended November 30, 1998 were as follows:

                                                       NUMBER OF
                                                       CONTRACTS      PREMIUMS
                                                       ---------   ------------
Options outstanding at beginning of the year                 -0-   $        -0-
Options written                                           8,436      2,669,059
Options terminated in closing purchase transactions      (5,036)    (1,472,642)
Options expired                                          (1,900)      (525,940)
Options outstanding at November 30, 1998                  1,500    $   670,477


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                              SHARES                      AMOUNT
                                 ----------------------------  -------------------------------
                                   YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,     NOVEMBER 30,
                                       1998           1997            1998            1997
                                 -------------  -------------  ----------------  --------------
CLASS A
Shares sold                        18,339,548     10,236,552   $ 1,112,007,521   $ 542,859,733
Shares issued in reinvestment
  of distributions                    111,053         78,573         5,938,826       3,946,887
Shares converted from Class B         126,597        125,065         7,557,381       6,591,693
Shares redeemed                   (18,030,124)   (10,594,530)   (1,098,740,276)   (567,186,149)
Net increase (decrease)               547,074       (154,340)  $    26,763,452   $ (13,787,836)

CLASS B
Shares sold                         6,726,295      9,702,206   $   384,268,932   $ 491,739,865
Shares issued in reinvestment
  of distributions                    209,384         90,233        10,806,491       4,406,275
Shares converted to Class A          (131,650)      (129,230)       (7,557,381)     (6,591,693)
Shares redeemed                    (4,169,685)    (2,910,995)     (239,143,056)   (148,766,672)
Net increase                        2,634,344      6,752,214   $   148,374,986   $ 340,787,775

CLASS C
Shares sold                        12,127,622      4,659,352   $   691,867,198   $ 244,912,719
Shares issued in reinvestment
  of distributions                     35,117         11,825         1,812,439         577,411
Shares redeemed                   (11,539,122)    (3,347,816)     (662,671,845)   (179,818,433)
Net increase                          623,617      1,323,361   $    31,007,792   $  65,671,697

ADVISOR CLASS
Shares sold                         3,484,871      4,033,381   $   207,978,384   $ 216,794,442
Shares issued in reinvestment
  of distributions                     32,400             89         1,738,611           4,489
Shares redeemed                    (3,240,614)      (985,537)     (193,550,144)    (57,493,609)
Net increase                          276,657      3,047,933   $    16,166,851   $ 159,305,322



NOTE F: ILLIQUID SECURITY
                                          DATE ACQUIRED        COST
                                          -------------    -----------
Interactive Light Holdings, Inc.
  8.00%, 2/07/99                             1/27/94        $ 500,000


The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at November 30, 1998 was $500,000, representing .02% of net assets.


14



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 1998.

15


FINANCIAL HIGHLIGHTS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS A
                                            ---------------------------------------------------------------------
                                                                                                     JANUARY 1,
                                                             YEAR ENDED NOVEMBER 30,                  1994 TO
                                            ------------------------------------------------------  NOVEMBER 30,
                                                1998          1997          1996          1995         1994(A)
                                            ------------  ------------  ------------  ------------  -------------
Net asset value, beginning of period          $54.44        $51.15        $46.64        $31.98        $26.12

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.68)(b)      (.51)(b)      (.39)(b)      (.30)(b)      (.32)
Net realized and unrealized gain on
  investment transactions                      15.42          4.22          7.28         18.13          6.18
Net increase in net asset value
  from operations                              14.74          3.71         6.89         17.83          5.86

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.58)         (.42)        (2.38)        (3.17)           -0-
Net asset value, end of period                $68.60        $54.44        $51.15        $46.64        $31.98

TOTAL RETURN
Total investment return based on
  net asset value (c)                          27.36%         7.32%        16.05%        61.93%        22.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $824,636      $624,716      $594,861      $398,262      $202,929
Ratio of expenses to average net assets         1.66%(d)      1.67%(d)      1.74%         1.75%         1.66%(e)
Ratio of net investment loss to
  average net assets                           (1.13)%        (.97)%        (.87)%        (.77)%       (1.22)%(e)
Portfolio turnover rate                           67%           51%           30%           55%           55%


See footnote summary on page 19.

16

                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS B
                                           -------------------------------------------------------------------------
                                                                                                       JANUARY 1,
                                                              YEAR ENDED NOVEMBER 30,                    1994 TO
                                           ----------------------------------------------------------  NOVEMBER 30,
                                                 1998            1997          1996          1995         1994(A)
                                           --------------  --------------  ------------  ------------  -------------
Net asset value, beginning of period           $52.58          $49.76        $45.76        $31.61        $25.98

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (1.08)(b)        (.88)(b)      (.70)(b)      (.60)(b)      (.23)
Net realized and unrealized gain on
  investment transactions                       14.83            4.12          7.08         17.92          5.86
Net increase in net asset value
  from operations                               13.75            3.24          6.38         17.32          5.63

LESS: DISTRIBUTIONS
Distributions from net realized gains            (.58)           (.42)        (2.38)        (3.17)           -0-
Net asset value, end of period                 $65.75          $52.58        $49.76        $45.76        $31.61

TOTAL RETURN
Total investment return based on net
  asset value (c)                               26.44%           6.57%        15.20%        60.95%        21.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)  $1,490,578      $1,053,436      $660,921      $277,111       $18,397
Ratio of expenses to average net assets          2.39%(d)        2.38%(d)      2.44%         2.48%         2.43%(e)
Ratio of net investment loss to
  average net assets                            (1.86)%         (1.70)%       (1.61)%       (1.47)%       (1.95)%(e)
Portfolio turnover rate                            67%             51%           30%           55%           55%


See footnote summary on page 19.

17


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS C
                                            ---------------------------------------------------------------------
                                                                                                     JANUARY 1,
                                                             YEAR ENDED NOVEMBER 30,                  1994 TO
                                            ------------------------------------------------------  NOVEMBER 30,
                                                1998          1997          1996          1995         1994(A)
                                            ------------  ------------  ------------  ------------  -------------
Net asset value, beginning of period          $52.57        $49.76        $45.77        $31.61        $25.98

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                            (1.08)(b)      (.88)(b)      (.70)(b)      (.58)(b)      (.24)
Net realized and unrealized gain on
  investment transactions                      14.83          4.11          7.07         17.91          5.87
Net increase in net asset value from
  operations                                   13.75          3.23          6.37         17.33          5.63

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.58)         (.42)        (2.38)        (3.17)           -0-
Net asset value, end of period                $65.74        $52.57        $49.76        $45.77        $31.61

TOTAL RETURN
Total investment return based on net
  asset value (c)                              26.44%         6.55%        15.17%        60.98%        21.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $271,320      $184,194      $108,488       $43,161        $7,470
Ratio of expenses to average net assets         2.40%(d)      2.38%(d)      2.44%         2.48%         2.41%(e)
Ratio of net investment loss to
  average net assets                           (1.87)%       (1.70)%       (1.60)%       (1.47)%       (1.94)%(e)
Portfolio turnover rate                           67%           51%           30%           55%           55%


See footnote summary on page 19.


18



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                    ADVISOR CLASS
                                        ---------------------------------------
                                                                    OCTOBER 2,
                                                                    1996(F)
                                          YEAR ENDED NOVEMBER 30,      TO
                                        --------------------------   NOV. 30,
                                            1998          1997        1996
                                        ------------  ------------  -----------
Net asset value, beginning of period      $54.63        $51.17      $47.32

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                     (.50)         (.45)       (.05)
Net realized and unrealized gain
  on investment transactions               15.49          4.33        3.90
Net increase in net asset value
  from operations                          14.99          3.88        3.85

LESS: DISTRIBUTIONS
Distributions from net realized gains       (.58)         (.42)         -0-
Net asset value, end of period            $69.04        $54.63      $51.17

TOTAL RETURN
Total investment return based on
  net asset value (c)                      27.73%         7.65%       8.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $230,295      $167,120        $566
Ratio of expenses to average
  net assets                                1.37%(d)      1.39%(d)    1.75%(e)
Ratio of net investment loss to
  average net assets                        (.84)%        (.81)%     (1.21)%(e)
Portfolio turnover rate                       67%           51%         30%


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended ended November 30, 1998 and the year ended November 30, 1997, the ratios of expenses to average net assets were 1.65% and 1.66% for Class A shares, 2.38% and 2.36% for Class B shares, 2.38% and 2.37% for Class C shares and 1.36% and 1.38% for Advisor Class shares, respectively.

(e)  Annualized.

(f)  Commencement of distribution.


19



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE TECHNOLOGY FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Technology Fund, Inc. at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 4, 1999



FEDERAL INCOME TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $22,154,835 of the capital gain distributions paid by the Fund during the fiscal year November 30, 1998 are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


20


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ROBERT C. ALEXANDER (1)
DAVID H. DIEVLER (1)
DR. CHARLES H. FERGUSON (1)
WILLIAM H. FOULK, JR. (1)
D. JAMES GUZY (1)
PETER J. POWERS (1)
MARSHALL C. TURNER, JR. (1)

OFFICERS
PETER ANASTOS, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS G. BARDONG, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER


CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

22

ALLIANCE TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

TECAR